EXHIBIT 5.2
                                                                   -----------

[GRAPHIC OMITTED]                                Principal Officers:
GLJ Petroleum Consultants
                                                 Harry Jung, P. Eng.
                                                     President, C.E.O.
                                                 Dana B Laustsen, P. Eng.
                                                     Executive V.P., C.O.O.
                                                 Keith M. Braaten, P. Eng.
                                                     Executive V.P.

                                                 Officers / Vice Presidents:

                                                 Terry L. Aarsby, P. Eng.
                                                 Jodi L. Anhorn, P. Eng.
                                                 Neil I. Dell, P. Eng.
                                                 David G. Harris, P. Geol.
                                                 Myron J. Hladyshevsky, P. Eng.
                                                 Bryan M. Joa, P. Eng.
                                                 John H. Stilling, P. Eng.
                                                 Douglas R. Sutton, P. Eng.
                                                 James H. Willmon, P. Eng.



                                LETTER OF CONSENT




TO:  UNITED STATES SECURITIES AND EXCHANGE COMMISSION


RE:  PRIMEWEST ENERGY TRUST ("PRIMEWEST") - REGISTRATION STATEMENT ON FORM F-10


We hereby consent to the use of and reference to our name and our reports, and the inclusion of information derived from our reports evaluating PrimeWest's petroleum and natural gas reserves as at December 31,2005, in the registration statement on Form F-10 of PrimeWest.

                                           Sincerely,

                                           GLJ PETROLEUM CONSULTANTS LTD.




                                           /s/ Myron J. Hladyshevsky
                                           ---------------------------------
                                           Myron J. Hladyshevsky
                                           Vice-President

Calgary, Alberta
May 4,2006





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